Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of PRA International (the “Company”) hereby certify, to such officers’ knowledge, that:
          (i) the accompanying Quarterly Report of Form 10-Q of the Company for the period ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 3, 2006

/s/ Patrick K. Donnelly

Patrick K. Donnelly
Chief Executive Officer